United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019 (July 2, 2019)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-066764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY 11101
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IFMK	Nasdaq Capital Market

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2019, iFresh, Inc. (the “Company”) received a notification letter (the “Notification”) from the Nasdaq Listing Qualifications Staff of The NASDAQ Stock Market LLC (“Nasdaq”) stating that the Company is no longer in compliance with Nasdaq Listing Rule. Nasdaq 5550(b)(3) requires listed companies to maintain net income of $500,000 from continuing operations in the most recently completed fiscal year, or in two of the three most recently completed fiscal years. The Company’s Form 10-K for the period ended March 31, 2019 reported net loss from continuing operations of $12,003,443, below the net income requirement set forth in Nasdaq Listing Rule 5635(d)(3). Further, as of July 1, 2019, the Company did not meet the alternative compliance standards under Nasdaq Listing Rule 5550(b) of (i) market value of listed securities of at least $35 million, or (ii) stockholders' equity of at least $2.5 million.

The notification received has no immediate effect on the listing of the Company’s common stock on Nasdaq. Under the Nasdaq Listing Rules, the Company has until August 16, 2019 to submit a plan to regain compliance (the “Compliance Plan”). If the Compliance Plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notification. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The Company intends to submit to Nasdaq, within the requisite period, a plan to regain compliance. There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with the applicable listing requirements.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2019

iFRESH INC.

By:	/s/Long Deng
Name:	Long Deng
Title:	Chairman and Chief Executive Officer